Medifast Announces Quarterly Dividend

BALTIMORE - September 7, 2023 /PRNewswire/ -- Medifast (NYSE: MED), the company behind the health and wellness community, OPTAVIA®, today announced that its Board of Directors has declared a $1.65 quarterly cash dividend to its stockholders. The quarterly cash dividend of $1.65 per share is payable on November 7, 2023, to stockholders of record as of the close of business on September 19, 2023.
Medifast expects to maintain a program of paying dividends on a quarterly basis. However, the declaration of dividends in the future is subject to the discretion of the company's Board of Directors, who will evaluate the company's dividend program from time to time based on factors that it deems relevant.
About Medifast®:
Medifast (NYSE: MED) is the health and wellness company known for its habit-based and Coach-guided lifestyle solution OPTAVIA®, which provides people with a simple, yet comprehensive approach to help them achieve lasting optimal health and wellbeing. OPTAVIA offers clinically proven plans, scientifically developed products and a framework for habit creation reinforced by independent Coaches and Community support. As a physician-founded company with a 40+ year history, Medifast is a leader in the U.S. weight management industry. The company continues to innovate and build upon its scientific and clinical heritage to deliver on its mission of offering the world Lifelong Transformation, One Healthy Habit at a Time®. Medifast was recognized in 2023 by Financial Times as one of The Americas' Fastest Growing Companies and in 2022 as one of America's Best Mid-Sized Companies by Forbes. For more information, visit MedifastInc.com and OPTAVIA.com and follow @Medifast on Twitter.

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Forward Looking Statements
Please Note: This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of phrases or terminology such as “intend,” “anticipate,” “expect” or other similar words or the negative of such terminology. Similarly, descriptions of Medifast’s objectives, strategies, plans, goals, outlook or targets contained herein are also considered forward-looking statements. These statements are based on the current expectations of the management of Medifast and are subject to certain events, risks, uncertainties and other factors. Some of these factors include, among others, risks associated with Medifast’s direct-to-consumer business model; the impact of rapid growth on Medifast’s systems; disruptions in Medifast’s supply chain; Medifast’s inability to continue to develop new products; effectiveness of Medifast’s advertising and marketing programs, including use of social media by independent OPTAVIA Coaches; Medifast’s inability to maintain and grow the network of independent OPTAVIA Coaches; the departure of one or more key personnel; Medifast’s inability to protect against online security risks and cyberattacks; to protect its brand and intellectual property, or to protect against product liability claims; Medifast’s planned growth into domestic and international markets; adverse publicity associated with Medifast’s products; Medifast’s inability to continue declaring dividends; fluctuations of Medifast’s common stock market price; the prolonged effects of COVID-19 on consumer spending and disruptions to Medifast’s distribution network, supply chains and operations; increases in competition or litigation; the consequences of other geopolitical events, including natural disasters, global health crises, acts of war (including the war in Ukraine), changes in trade policies and tariffs, climate change, regulatory changes, increases in costs of raw materials, fuel, or other energy, transportation, or utility costs and in the costs of labor and employment, labor shortages, supply chain issues and the resulting impact on market conditions and consumer sentiment and spending; and Medifast’s ability to prevent or detect a failure of internal control over financial reporting. Although Medifast believes that the expectations, statements and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and other filings filed with the United States Securities and Exchange Commission, including its quarterly reports on Form 10-Q and current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

Investor Contact:
Medifast, Inc.
Steven Zenker
InvestorRelations@medifastinc.com
(443) 379-5256
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